VANGUARD
PRIMECAP FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.


Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS


                                  A MESSAGE TO
                                OUR SHAREHOLDERS

                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE

                                        4

                                   REPORT FROM
                                   THE ADVISER

                                        6

                                  FUND PROFILE

                                        8

                               PERFORMANCE SUMMARY

                                       10

                              FINANCIAL STATEMENTS

                                       11

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS

                                       17

                        All comparative mutual fund data
                         are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                                 [PHOTO]
JOHN J. BRENNAN                         JOHN C.  BOGLE
CHAIRMAN & CEO                          SENIOR CHAIRMAN

Vanguard PRIMECAP Fund earned +25.4% during 1998, a year when the stock market encountered considerable turbulence en route to yet another strong performance. For the year, our return was comfortably ahead of that achieved by the average growth mutual fund. However, we fell short of our index benchmark during a year when a relative handful of funds (only 17% of general equity funds) matched the remarkable performance of the unmanaged Standard & Poor's 500 Composite Stock Price Index.

-------------------------------------------------
                                TOTAL RETURNS
                                 YEAR ENDED
                              DECEMBER 31, 1998
-------------------------------------------------
Vanguard PRIMECAP Fund             +25.4%
-------------------------------------------------
Average Growth Fund                +22.9%
-------------------------------------------------
S&P 500 Index                      +28.6%
-------------------------------------------------

    The table at right presents the 1998 total returns (capital change plus reinvested dividends) of PRIMECAP, our average peer, and the S&P 500 Index. The fund's return is based on an increase in net asset value from $39.56 per share on December 31, 1997, to $47.66 per share on December 31, 1998, adjusted for dividends totaling $0.35 per share paid from net investment income and distributions totaling $1.52 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

    The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, although corporate earnings dipped slightly, and by July 17 the S&P 500 Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the next six weeks, the S&P 500 Index fell -19.2%. Declines were even steeper for smaller stocks: The Russell 2000 Index of small-capitalization stocks fell nearly -40% from its mid-April peak to its low in October.

    The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises all U.S. common stocks not included in the S&P 500, gained just +8.6%, while the Russell 2000 Index declined -2.5%. In all, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

    Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Brothers Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities, which benefited from a "flight to quality" as many investors shunned riskier securities.


1998 PERFORMANCE OVERVIEW

A particularly strong second-half performance led PRIMECAP Fund to a +25.4% return in 1998, outpacing the return of the average growth fund by 2.5 percentage points. However, we fell 3.2 percentage points behind the +28.6% return of the S&P 500 Index.

    Our margin over competitors was due largely to the stock selections of our adviser, PRIMECAP Management Company. PRIMECAP Management's disciplined approach to choosing stocks often leads to a portfolio that differs considerably in industry weightings from those of other funds or of the S&P 500 Index. For example, during the year we held five times the index weighting in transportation stocks (about 17% versus 3%), double the index weighting in technology issues (29% versus 13%), while holding no stocks from the utilities and integrated oils sectors, which account for about 11% and 7%, respectively, of the S&P 500 Index. Such differences are why our returns often differ from these benchmarks. While our first-half return trailed that of both the average growth fund (by 3.2 percentage points) and the S&P 500 (by 5.8 percentage points), during the latter half of the year we solidly outpaced both our average peer and the index.

    We fell short of the index for the year for two main reasons: the wide split between large-cap and small-cap stock returns and the fund's sizable cash holdings. The 50 largest stocks in the S&P 500, representing 55% of the index's market value, gained more than 40% in 1998, while the U.S. stock market as a whole gained +23.4%. Having only about 13% of PRIMECAP Fund's assets in the 50 behemoth stocks proved to be a disadvantage in a "bigger is better" year.

    Our worst-performing group in comparison with the index was auto & transportation stocks, principally airline issues. This group earned only about +5% for the fund, versus +22% for the transportation stocks in the index. On the other hand, our performance was aided by a large stake in technology stocks, which accounted for about 29% of assets during the year, more than twice the index weighting. Our stocks in this sector, although earning more than +57% for the year, trailed the average +83% gain of the index's tech stocks, led by Microsoft (+115%), Intel (+69%), IBM (+77%), and Cisco Systems (+150%)--four of the ten largest stocks in the index.

    For much of the year, PRIMECAP Fund's cash holdings exceeded 10% of its assets, although by year-end cash was down to about 6% of assets. In such a powerful stock market as we experienced during 1998, cash retards a fund's return.

---------------------------------------------------------------------
                                           TOTAL RETURNS
                                          10 YEARS ENDED
                                        DECEMBER 31, 1998
                            -----------------------------------------
                             AVERAGE                FINAL VALUE OF
                             ANNUAL                    A $10,000
                              RATE                INITIAL INVESTMENT
---------------------------------------------------------------------
Vanguard PRIMECAP Fund        +20.0%                   $62,048
---------------------------------------------------------------------
Average Growth Fund           +16.3%                   $45,189
---------------------------------------------------------------------
S&P 500 Index                 +19.2%                   $57,963
---------------------------------------------------------------------



LONG-TERM PERFORMANCE OVERVIEW

Vanguard PRIMECAP Fund's long-term record is, in a word, admirable. Our return over the past decade exceeded that of both our average peer and the S&P 500 Index, as shown in the table at left. The table presents the average annual return for the past ten years for PRIMECAP, the average growth fund, and the index, and shows the ending value of hypothetical $10,000 investments in each, assuming that income dividends and capital gains distributions had been reinvested.

    Our extra return of 3.7 percentage points versus the average growth fund had an astounding long-term impact: A $10,000 investment in PRIMECAP Fund would have grown to $62,048, or $16,859 more than the final value of a $10,000 investment in the average growth fund. That is a difference of more than 11/2 times the initial $10,000 investment. Even our seemingly modest edge of 0.8 percentage point annually versus the S&P 500 Index amounted to a significant sum of $4,085 when compounded over a decade.

    We salute PRIMECAP Management for its superb job of selecting the fund's investments during the decade. Our low operating costs also played a role in our strong performance relative to other funds. PRIMECAP Fund's expense ratio (operating expenses as a percentage of average net assets) was 0.51% in 1998, a full percentage point below the 1.53% expense ratio charged by the average growth fund. This cost advantage of one percentage point annually gives the fund a nice tailwind, and our adviser has made the most of this edge.

    While we're proud of our long-term record, we offer two caveats. First, it was achieved during a period that was among the most favorable ever for the U.S. stock market in general and for growth stocks in particular. Our average return of +20% per year over the past decade is roughly double the long-term return from common stocks. Over the past four years, the S&P 500 Index gained an average of +30.5% annually--a record second only to 1933-1936, when the market and the nation were rising from the abyss of the Great Depression. It's hard to imagine such a pace continuing. On the other hand, if inflation stays dormant, large gains aren't necessary to earn strong real, or inflation-adjusted, returns.

    The second caveat is that PRIMECAP's performance, while stellar over the long haul, has had its short-term disappointments. Our return surpassed that of the S&P 500 Index in six of the past ten years, but trailed in four of those years, including 1998. We encourage our fellow shareholders to maintain a long-term focus when evaluating the fund.

IN SUMMARY

The past year demonstrated both the impressive rewards that the stock market can provide and the sharp downturns that can sweep the market. Indeed, even greater volatility--up and down--comes with the territory when investing in growth stocks.

    To help weather such volatility--and as a hedge against the possibility that stocks won't be the best-performing asset class over any particular future period--we recommend a balanced approach to investing. Select a mix of stock funds, bond funds, and money market funds in proportions suited to your own investment time horizon, financial situation, and tolerance for market fluctuations. Once you've made such a plan, stick with it through the markets' ups and downs. Vanguard PRIMECAP Fund will "stay the course" by continuing to seek out stocks with strong long-term growth potential selling at reasonable prices.

/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Senior Chairman                                    Chairman and
                                                   Chief Executive Officer

January 14, 1999

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998


[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

    The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

------------------------------------------------------------------------------
                                              AVERAGE ANNUALIZED RETURNS
                                           PERIODS ENDED DECEMBER 31, 1998
                                        --------------------------------------
                                        1 YEAR         3 YEARS        5 YEARS
------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                           28.6%          28.2%          24.1%
  Russell 2000 Index                      -2.5           11.6           11.9
  MSCI EAFE Index                         20.3            9.3            9.5
------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index              8.7%           7.3%           7.3%
  Lehman 10 Year Municipal Bond Index      6.8            6.8            6.4
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index              5.1            5.2            5.1
------------------------------------------------------------------------------
OTHER
  Consumer Price Index                     1.6%           2.2%           2.4%
------------------------------------------------------------------------------

    Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

    The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

    Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

    Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

    Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

    The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion Federal Budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

    Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

    Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

    Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

    Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

REPORT FROM THE ADVISER

[PHOTO]

During 1998, Vanguard PRIMECAP Fund's total return of 25.4% trailed the 28.6% return recorded by the unmanaged S&P 500 Index, but exceeded the 22.9% return achieved by the average growth mutual fund.

    Throughout the first three quarters of the year, apprehension mounted over the turmoil in Southeast Asia, deterioration in the economies of Latin America, and the near-collapse of the Russian economy. Investors sought safety in the very largest-capitalization stocks, perceiving that these companies could manage to consistently increase earnings despite the difficult global environment. Consequently, PRIMECAP Fund--holding less than 13% of assets in very large stocks versus 55% for the S&P 500 Index--underperformed the index in each of the first three quarters. Through September 30, the fund was down 2.6% versus a 6.0% gain for the S&P 500.

    During the fourth quarter, signs of improving conditions in Asia, complemented by continued strength in the domestic economy, regenerated confidence among investors. A major rally ensued--one that was not limited to the largest-capitalization issues. PRIMECAP Fund appreciated 28.8% in the fourth quarter, well ahead of the 21.3% gain for the S&P 500 Index.

    We view the fourth quarter as somewhat of a seminal period, and hope that it marks a turning point in market leadership. In the fund's semiannual report, we discussed extensively how performance had been concentrated in the very largest stocks. However, as investors' confidence grew in the fourth quarter, they ventured outside the universe of large stocks. It was the first quarter in a long time that saw smaller stocks nearly keeping pace with the market averages. During the final three months of the year, the average small-cap stock fund appreciated 19.4% versus 21.3% for the S&P 500 Index. However, for the full year the average stock woefully underperformed the S&P 500. In fact, although the S&P 500 Index gained 28.6% for the year, declining issues outnumbered those that advanced in price on the New York Stock Exchange. On the Nasdaq, stocks whose prices declined outnumbered those that registered gains by a margin of nearly two to one.

    Looking at the year in its entirety, PRIMECAP Fund's performance was hampered by two factors: our substantial commitment to airline stocks and our cash position. The performance of the airline stocks has been particularly frustrating for us because operationally the companies have performed superbly. Industry profitability hit historic highs during 1998. The outlook for traffic and fuel costs (a major cost of doing business) remains favorable, and the industry has exercised restraint in adding capacity. Despite the positive current results and outlook, the stocks performed miserably in 1998. As a group, our transportation holdings appreciated a mere 5.2% for the year. This includes a 46.1% gain in FDX (parent company of Federal Express). We believe Federal Express, the premier provider of overnight package delivery, will enjoy accelerating growth as the preferred fulfillment option for burgeoning Internet commerce. We also expect the market to award to FDX a higher price/earnings multiple, reflecting the company's accelerating growth rate and its association with the Internet.

    We concluded our 1997 report on a cautious note, explaining that we had increased the fund's cash position to an unusually high 13% of assets. Although we have reduced the cash position throughout the year (to 6.2% of assets as of December 31), the cash holdings certainly hurt the fund's results.

    On a more encouraging note, our substantial holdings in technology stocks appreciated 57.5% for the year (44.4% in the fourth quarter alone). In our semiannual report, we argued that the then-current earnings disappointments among technology companies were primarily a function of an inventory liquidation phenomenon. The sensational success of Dell Computer's "build to order" business model forced others in the industry to embrace a similar strategy. This triggered a chain reaction of inventory reduction that affected all suppliers, but was particularly severe for semiconductor manufacturers. We also discussed why we believed that the inventory liquidation had nearly run its course. In retrospect, our analysis seems to have proved correct. PRIMECAP Fund enjoyed explosive gains in our four largest semiconductor holdings during the second half of the year: Texas Instruments, Micron Technology, Intel, and Xilinx posted gains of 47.2%, 103.8%, 60.1%, and 91.5%, respectively.

    Our holdings of communications technology stocks also added meaningfully to the fund's results. This group was paced by Nokia's 250% gain (third best of all NYSE stocks), while Ericsson and Tellabs also outpaced the S&P 500 Index's return.

    A third sector that made an excellent contribution to the fund's return relative to the index was health care. Following a 69% gain in 1997, our selections appreciated 52.7% in 1998. Medical device maker Guidant, the 1997 standout (it rose 119% that year), again led the group, rising 76.8%. Pharmacia & Upjohn, an out-of-favor turnaround situation, posted a 58.6% gain. Medtronic, another medical device maker, increased 42.1%.

    We continue to see attractive opportunities in the broader market. The valuation excesses that exist are primarily in the largest stocks. The fund maintains only a small exposure to this group of stocks. We hope the fourth quarter will indeed prove to have been a turning point, and that investors' "flight to safety" has moderated. If so, we believe that PRIMECAP Fund is positioned to achieve favorable relative returns.

Howard B. Schow, Portfolio Manager
Theo A. Kolokotrones, Portfolio Manager
Joel P. Fried, Assistant Portfolio Manager
F. Jack Liebau Jr., Assistant Portfolio Manager

PRIMECAP Management Company

January 11, 1999

INVESTMENT PHILOSOPHY

  The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.

FUND PROFILE
PRIMECAP FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------
                      PRIMECAP  S&P 500
----------------------------------------
Number of Stocks            96      500
Median Market Cap       $13.2B   $60.3B
Price/Earnings Ratio     22.0x    28.0x
Price/Book Ratio          3.7x     4.9x
Yield                     0.5%     1.3%
Return on Equity         19.3%    22.5%
Earnings Growth Rate     18.2%    17.2%
Foreign Holdings          6.5%     1.6%
Turnover Rate              13%       --
Expense Ratio            0.51%       --
Cash Reserves             6.2%       --

INVESTMENT FOCUS
----------------------------------------
[GRAPH]

 VOLATILITY MEASURES
----------------------------------------
                   PRIMECAP     S&P 500
----------------------------------------
R-Squared           0.82        1.00
Beta                1.04        1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------
Texas Instruments, Inc.       5.3%
Guidant Corp.                 5.1
FDX Corp.                     5.0
Micron Technology, Inc.       4.6
Intel Corp.                   4.3
Pharmacia & Upjohn, Inc.      3.9
Delta Air Lines, Inc.         3.2
AMR Corp.                     3.0
Motorola, Inc.                2.3
Compaq Computer Corp.         2.3
----------------------------------------------
Top Ten                      39.0%

 SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                  DECEMBER 31, 1997      DECEMBER 31, 1998
                                 -----------------------------------------------
                                    PRIMECAP          PRIMECAP     S&P 500
                                 -----------------------------------------------
Auto & Transportation                 19.1%            15.8%         2.5%
Consumer Discretionary                 9.6              8.1         12.0
Consumer Staples                       1.7              1.9          9.8
Financial Services                     6.5              3.1         16.2
Health Care                           12.3             14.3         12.5
Integrated Oils                        0.0              0.0          5.2
Other Energy                           2.1              1.1          0.9
Materials & Processing                 7.9              5.1          3.7
Producer Durables                     10.3             11.0          3.2
Technology                            29.2             33.8         16.6
Utilities                              0.4              0.0         11.7
Other                                  0.9              5.8          5.7
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1984-DECEMBER 31, 1998
--------------------------------------------------------------
            PRIMECAP FUND                             S&P 500
--------------------------------------------------------------
FISCAL          CAPITAL        INCOME        TOTAL     TOTAL
YEAR            RETURN         RETURN        RETURN    RETURN
--------------------------------------------------------------
1984             4.9%           0.0%          4.9%      0.6%
1985            35.6            0.2          35.8      31.8
1986            21.8            1.7          23.5      18.7
1987            -3.2            0.9          -2.3       5.3
1988            13.7            1.0          14.7      16.6
1989            20.2            1.4          21.6      31.7
1990            -3.8            1.0          -2.8      -3.1
1991            31.8            1.3          33.1      30.5
1992             8.2            0.8           9.0       7.6
1993            17.6            0.4          18.0      10.1
1994            10.7            0.7          11.4       1.3
1995            34.4            1.1          35.5      37.6
1996            17.5            0.8          18.3      23.0
1997            36.1            0.7          36.8      33.4
1998            24.5            0.9          25.4      28.6

See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-December 31, 1998
-------------------------------------------------------------
               PRIMECAP       Average           S&P
               Fund           Growth Fund    500 Index
1988    12     10000          10000          10000
1989    03     10622          10687          10709
1989    06     11261          11529          11654
1989    09     12291          12706          12902
1989    12     12161          12544          13169
1990    03     12258          12239          12772
1990    06     13198          13108          13576
1990    09     10351          11011          11710
1990    12     11822          11857          12760
1991    03     14562          13902          14613
1991    06     14116          13772          14580
1991    09     14649          14833          15359
1991    12     15740          16136          16647
1992    03     15607          15907          16227
1992    06     15156          15427          16535
1992    09     15311          15938          17057
1992    12     17155          17393          17916
1993    03     18036          17795          18698
1993    06     18504          17906          18789
1993    09     19483          18800          19275
1993    12     20248          19234          19721
1994    03     20178          18469          18973
1994    06     20343          18080          19053
1994    09     22075          19067          19985
1994    12     22558          18821          19982
1995    03     24807          20096          21927
1995    06     28262          22103          24020
1995    09     30675          24000          25929
1995    12     30563          24618          27490
1996    03     31601          25786          28966
1996    06     33193          27010          30266
1996    09     33743          27814          31202
1996    12     36159          29354          33802
1997    03     37874          28815          34708
1997    06     43781          33481          40768
1997    09     52419          37137          43821
1997    12     49462          36781          45080
1998    03     54641          41177          51368
1998    06     55371          41979          53064
1998    09     48158          36602          47786
1998    12     62048          45189          57963

------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 1998
                                   -------------------------------      FINAL VALUE OF A
                                   1 YEAR     5 YEARS     10 YEARS    $10,000 INVESTMENT
------------------------------------------------------------------------------------------
      PRIMECAP Fund                 25.44%     25.10%      20.03%         $62,048
      Average Growth Fund           22.86      18.63       16.28           45,189
      S&P 500 Index                 28.58      24.06       19.21           57,963
------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------
                                                                           10 YEARS
                           INCEPTION                             ---------------------------
                             DATE            1 YEAR    5 YEARS   CAPITAL     INCOME    TOTAL
--------------------------------------------------------------------------------------------
PRIMECAP Fund               11/1/1984        25.44%     25.10%    19.11%      0.92%   20.03%
--------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
PRIMECAP FUND                                  SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (93.8%)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (14.8%)
-  AMR Corp.                                5,675,000     $   336,953
(1)Airborne Freight Corp.                   3,400,000         122,612
   Arvin Industries, Inc.                     740,000          30,849
   Delta Air Lines, Inc.                    7,000,000         364,000
-  FDX Corp.                                6,240,000         555,360
   Fleetwood Enterprises, Inc.              1,680,600          58,401
   Southwest Airlines Co.                   8,662,500         194,365
                                                          ------------
                                                            1,662,540
                                                          ------------

CONSUMER DISCRETIONARY (7.6%)
   Block Drug Co. Class A                     278,100          12,063
-  Costco Cos., Inc.                        3,500,000         252,656
   Dillard's Inc.                           1,241,500          35,227
-  Filene's Basement Corp.                    995,000           2,363
-  GC Cos.                                    200,000           8,325
   The Gap, Inc.                              172,500           9,703
(1)Harcourt General, Inc.                   3,005,900         159,876
   Lowe's Cos., Inc.                          438,000          22,420
   Manpower Inc.                            2,720,000          68,510
(1)The McClatchy Co. Class A                1,000,000          35,375
-(1)Neiman Marcus Group Inc.                3,230,000          80,548
   NIKE, Inc. Class B                         176,000           7,139
   Nordstrom, Inc.                            465,000          16,130
-(1)Plantronics, Inc.                       1,608,000         138,288
                                                          ------------
                                                              848,623
                                                          ------------

CONSUMER STAPLES (1.8%)
   Brown-Forman Corp. Class B                 800,000          60,550
   The Seagram Co. Ltd.                     3,600,000         136,800
                                                          ------------
                                                              197,350
                                                          ------------

ENERGY (1.1%)
   Noble Affiliates, Inc.                   2,100,000          51,712
(1)Pogo Producing Co.                       2,600,000          33,800
   Union Pacific Resources
     Group, Inc.                            3,900,000          35,344
                                                          ------------
                                                              120,856
                                                          ------------

FINANCIAL SERVICES (2.9%)
   American International
     Group, Inc.                            1,255,386         121,302
   City National Corp.                        621,485          25,869
   St. Paul Cos., Inc.                      1,000,000          34,750
   State Street Corp.                         400,000          27,825
   Torchmark Corp.                          2,100,000          74,156
   Transatlantic Holdings, Inc.               562,500          42,504
                                                          ------------
                                                              326,406
                                                          ------------

HEALTH CARE (13.5%)
-  Boston Scientific Corp.                  2,000,000          53,625
   Guidant Corp.                            5,210,632         574,472
   Johnson & Johnson                        1,100,000          92,262
   Eli Lilly & Co.                            946,640          84,133
   Medtronic, Inc.                          1,996,888         148,269
   Novartis AG ADR                          1,200,000         120,300
   Pharmacia & Upjohn, Inc.                 7,676,900         434,704
                                                          ------------
                                                            1,507,765
                                                          ------------

MATERIALS & PROCESSING (4.7%)
   Belden, Inc.                               783,000          16,590
   Engelhard Corp.                          5,200,000         101,400
(1)Granite Construction Co.                 2,100,000          70,481
(1)MacDermid, Inc.                          1,701,000          66,552
   OM Group, Inc.                           1,140,000          41,610

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
PRIMECAP FUND                                  SHARES           (000)
----------------------------------------------------------------------
   Pioneer Hi-Bred
     International, Inc.                    1,350,000     $    36,450
   Potash Corp. of
     Saskatchewan, Inc.                     1,800,000         114,975
   Stepan Co.                                 240,300           6,398
   Temple-Inland Inc.                       1,300,000          77,106
                                                          ------------
                                                              531,562
                                                          ------------

PRODUCER DURABLES (10.3%)
   Caterpillar, Inc.                        1,810,000          83,260
   Deere & Co.                              1,450,000          48,031
-  Dionex Corp.                             1,020,000          37,358
   Donaldson Co., Inc.                      1,080,000          22,410
   Flowserve Corp.                            732,552          12,133
   Kennametal, Inc.                         1,260,000          26,775
-  Lexmark International
     Group, Inc. Class A                      700,000          70,350
(1)Millipore Corp.                          2,820,000          80,194
   Molex, Inc.                                195,312           7,446
   Molex, Inc. Class A                        195,312           6,226
   Nokia Corp. A ADR                          860,000         103,576
   Northern Telecom Ltd.                    5,087,300         255,001
   Pall Corp.                                 750,000          18,984
   Perkin-Elmer Corp.                       1,300,000         126,831
   Pitney Bowes, Inc.                       2,400,000         158,550
(1)Tektronix, Inc.                          3,400,000         102,213
                                                          ------------
                                                            1,159,338
                                                          ------------

TECHNOLOGY (31.7%)
   COMMUNICATIONS TECHNOLOGY (5.4%)
   LM Ericsson Telephone Co.
     ADR Class B                            9,200,000         220,225
   LM Ericsson Telephone Co.
     4.25% Cvt. Pfd.                              620           3,953
   Motorola, Inc.                           4,280,000         261,348
-  Tellabs, Inc.                            1,800,000         123,413

   COMPUTER SERVICES, SOFTWARE & SYSTEM (3.1%)
(1)Adobe Systems, Inc.                      5,190,000         242,633
-(1)The SABRE Group
     Holdings, Inc.                         2,309,200         102,759
-  Tripos Inc.                                 95,000             724

   COMPUTER TECHNOLOGY (4.5%)
   Compaq Computer Corp.                    6,228,925         261,226
-(1)Evans & Sutherland
     Computer Corp.                           840,000          14,805
   Hewlett-Packard Co.                      3,380,000         230,896

   ELECTRONICS (1.9%)
   Sony Corp. ADR                           2,869,000         205,851

   ELECTRONICS--SEMICONDUCTORS/COMPONENTS (15.5%)
   Intel Corp.                              4,075,000         483,142
-  LSI Logic Corp.                          1,488,700          24,005
-  Micron Technology, Inc.                 10,300,000         520,794
   Texas Instruments, Inc.                  6,990,000         598,082
-  Xilinx, Inc.                             1,700,000         110,713

   ELECTRONICS--TECHNOLOGY (1.3%)
-(1)Coherent, Inc.                          1,800,000          22,388
   Symbol Technologies, Inc.                2,000,000         127,875
                                                          ------------
                                                            3,554,832
                                                          ------------

OTHER (5.4%)
-  Berkshire Hathaway, Inc.
     Class B                                   26,250          61,688
   Miscellaneous (4.8%)                                       542,807
                                                          ------------
                                                              604,495
                                                          ------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $6,039,731)                                       10,513,767
----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.5%)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999
   (Cost $728,658)                           $728,658         728,658
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (COST $6,768,389)                                       11,242,425
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
----------------------------------------------------------------------
Other Assets--Note C                                           66,534
Liabilities                                                   (99,073)
                                                          ------------
                                                              (32,539)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 235,209,944 outstanding
   $.001 par value shares of beneficial
   interest (unlimited authorization)                     $11,209,886
======================================================================

NET ASSET VALUE PER SHARE                                      $47.66
======================================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,273,000,000.

   ADR--American Depositary Receipt.

----------------------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
 Paid in Capital                            6,589,740          $28.02
 Overdistributed Net
   Investment Income                           (3,059)           (.01)
 Accumulated Net
   Realized Gains                             149,169             .63
 Unrealized Appreciation--
   Note F                                   4,474,036           19.02
----------------------------------------------------------------------
 NET ASSETS                               $11,209,886          $47.66
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------------------------
                                                                               PRIMECAP FUND
                                                                YEAR ENDED DECEMBER 31, 1998
                                                                                       (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                   $    59,285
   Interest                                                                          66,712
   Security Lending                                                                     748
                                                                                -----------
     Total Income                                                                   126,745
                                                                                -----------
EXPENSES
   Investment Advisory Fees--Note B                                                  20,669
   The Vanguard Group--Note C
     Management and Administrative                                                   26,595
     Marketing and Distribution                                                       2,214
   Taxes (other than income taxes)                                                      374
   Custodian Fees                                                                        23
   Auditing Fees                                                                         15
   Shareholders' Reports                                                                204
   Annual Meeting and Proxy Costs                                                        48
   Trustees' Fees and Expenses                                                           20
                                                                                -----------
     Total Expenses                                                                  50,162
     Expenses Paid Indirectly--Note D                                                    (2)
                                                                                -----------
     Net Expenses                                                                    50,160
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                76,585
---------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                     433,652
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         1,697,719
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ 2,207,956
=============================================================================================


*Dividend income from affiliated companies was $7,545,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------
                                                                               PRIMECAP FUND
                                                                          YEAR ENDED DECEMBER 31,
                                                                ----------------------------------
                                                                        1998                1997
                                                                        (000)               (000)
--------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                        $     76,585        $     42,005
   Realized Net Gain                                                 433,652             289,401
   Change in Unrealized Appreciation (Depreciation)                1,697,719           1,327,647
                                                                ---------------------------------
     Net Increase in Net Assets Resulting from Operations          2,207,956           1,659,053
                                                                ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                             (80,088)            (39,529)
   Realized Capital Gain                                            (348,822)           (248,608)
                                                                ---------------------------------
     Total Distributions                                            (428,910)           (288,137)
                                                                ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          3,038,897           3,307,320
   Issued in Lieu of Cash Distributions                              418,210             282,274
   Redeemed                                                       (2,212,430)           (978,333)
                                                                ---------------------------------
     Net Increase from Capital Share Transactions                  1,244,677           2,611,261
--------------------------------------------------------------------------------------------------
   Total Increase                                                  3,023,723           3,982,177
--------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                               8,186,163           4,203,986
                                                                ---------------------------------
   End of Year                                                  $ 11,209,886        $  8,186,163
==================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                             71,476              85,932
   Issued in Lieu of Cash Distributions                                9,174               7,480
   Redeemed                                                          (52,348)            (26,285)
                                                                ---------------------------------
     Net Increase in Shares Outstanding                               28,302              67,127
==================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRIMECAP FUND
                                                                                       YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998          1997            1996              1995          1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $   39.56    $    30.08    $      26.23      $    19.98    $    18.42
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                          .34           .21             .19             .22           .12
     Net Realized and Unrealized Gain (Loss) on Investments        9.63         10.77            4.59            6.84          1.97
                                                             -----------------------------------------------------------------------
          Total from Investment Operations                         9.97         10.98            4.78            7.06          2.09
                                                             -----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                          (.35)         (.20)           (.20)           (.22)         (.12)
     Distributions from Realized Capital Gains                    (1.52)        (1.30)           (.73)           (.59)         (.41)
                                                             -----------------------------------------------------------------------
          Total Distributions                                     (1.87)        (1.50)           (.93)           (.81)         (.53)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $   47.66    $    39.56    $      30.08      $    26.23    $    19.98
====================================================================================================================================


TOTAL RETURN                                                      25.44%        36.79%          18.31%          35.48%        11.41%
====================================================================================================================================


RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                       $   11,210   $     8,186   $       4,204     $     3,237   $     1,554
     Ratio of Total Expenses to Average Net Assets                 0.51%         0.51%           0.59%           0.58%         0.64%
     Ratio of Net Investment Income to Average Net Assets          0.78%         0.69%           0.69%           0.99%         0.79%
     Portfolio Turnover Rate                                         13%           13%             10%              7%            8%
====================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 1998, the advisory fee represented an effective annual rate of 0.21% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the fund had contributed capital of $1,862,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.6% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses by $2,000.

E. During the year ended December 31, 1998, the fund purchased $2,405,298,000 of investment securities and sold $1,146,875,000 of investment securities, other than temporary cash investments.

F. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,474,036,000, consisting of unrealized gains of $4,842,597,000 on securities that had risen in value since their purchase and $368,561,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard PRIMECAP Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD PRIMECAP FUND

  This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The fund distributed $260,706,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 1998, all of which is designated as a 20% rate gain distribution.

      For corporate shareholders, 29.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.


JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.


BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.


BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.


JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.


JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.


THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of The investment companies in the Vanguard Group.


KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.


ROBERT A. DISTEFANO
Managing Director, Information Technology.


JAMES H. GATELY
Managing Director, Individual Investor Group.


KATHLEEN C. GUBANICH
Managing Director, Human Resources.


IAN A. MACKINNON
Managing Director, Fixed Income Group.


F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.


MICHAEL S. MILLER
Managing Director, Planning and Development.


RALPH K. PACKARD
Managing Director and Chief Financial Officer.


GEORGE U. SAUTER
Managing Director, Core Management Group.

"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
        COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."


                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.



                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q590-02/12/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.